SS&C Technologies (NASDAQ:SSNC) Q4 2024 Earnings Results

© SS&C Technologies, Inc. This presentation contains forward-looking statements, as defined by federal and state securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' “hope,'' "expects,'' ''intends,'' ''plans,'' ''anticipates,'' "contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. All statements contained in this presentation are made only as of the date of this presentation. In addition, except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Other factors that could affect actual results, outcomes, levels of activity, performance, developments or achievements can be found under the heading “Risk Factors” in SS&C Technologies Holdings, Inc.’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. SAFE HARBOR STATEMENT

© SS&C Technologies, Inc. Q4 2024 GAAP Revenue growth and Adjusted Revenue growth were 8.4 percent; FY 2024 GAAP Revenue growth and Adjusted Revenue growth were 6.9 percent. Q4 and FY 2024 Adjusted Organic Revenue Growth were 7.0 and 6.1 percent, respectively; Q4 and FY 2024 Financial Services Recurring Revenue Growth were 7.4 and 7.2 percent, respectively. SS&C generated net cash from operating activities of $1,388.6 million for the twelve months ended December 31, 2024, up 14.3 percent compared to the same period in 2023. Q4 2024 we bought back 4.9 million shares for $365.7 million, at an average price of $74.46 per share. We paid down $195.0 million in debt in Q4 2024, bringing our net leverage ratio to 2.89 times consolidated EBITDA attributable to SS&C. Adjusted consolidated EBITDA attributable to SS&C of $599.1 million for Q4 2024, up 6.5 percent, with a margin of 39.1 percent. FY 2024 consolidated EBITDA margin was 38.8 percent, up 50 basis points compared to the same period in 2023. SS&C reported Q4 2024 GAAP net income attributable to SS&C of $248.2 million, up 27.7 percent and adjusted diluted earnings per share attributable to SS&C of $1.58, up 25.4%. Q4 AND FY 2024 HIGHLIGHTS

Metric Q4 2024 Q4 2023 $ +/- % +/- Adjusted Revenues ($M) $1,530.7 $1,412.3 $118.4 8.4% Adjusted Operating Income attributable to SS&C ($M) $581.9 $545.2 $36.7 6.7% Adjusted Consolidated EBITDA attributable to SS&C ($M) $599.1 $562.5 $36.6 6.5% Adjusted Consolidated EBITDA margin attributable to SS&C 39.1% 39.8% (70 bps) - Adjusted Diluted Earnings Per Share attributable to SS&C $1.58 $1.26 $0.32 25.4% Operating Cash Flow for the twelve months ended December 31, 2024 ($M) $1,388.6 $1,215.1 $173.5 14.3% © SS&C Technologies, Inc. Q4 2024 FINANCIAL HIGHLIGHTS Note: See appendix for reconciliation of non-GAAP financial measures

DEBT REVIEW AND CAPITAL ALLOCATION © SS&C Technologies, Inc. SS&C generated net cash from operating activities of $1,388.6 million for the twelve months ended December 31, 2024, compared to $1,215.1 million for the same period in 2023, up 14.3%; Q4 2024 cash flow conversion was 101.2% Debt Net leverage ratio is 2.89x, secured net leverage ratio is 1.69x LTM consolidated EBITDA attributable to SS&C of $2,300.4 million. Paid down $195.0M of debt in Q4 2024. Shareholder Returns Q4 2024 we bought back 4.9 million shares for $365.7 million, at an average price of $74.46 per share. Paid $62.3 million in common stock dividends for the three months ended December 31, 2024. 45% directly to shareholders 69% directly to shareholders Mix of Capital Allocation

© SS&C Technologies, Inc. ORGANIC GROWTH CALCULATIONS 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Total Adjusted Revenues ($M) 1,435.8 1,452.4 1,466.9 1,530.7 5,885.7 FX ($M) (5.7) 1.6 (4.7) (2.1) (10.9) Acquisitions ($M) (2.9) (4.1) (7.8) (17.0) (31.7) Organic Revenues ($M) 1,427.2 1,449.9 1,454.4 1,511.6 5,843.1 Adjustments ($M) 0.2 0.2 0.4 (0.1) 0.7 Adjusted Organic Revenues ($M) 1,427.4 1,450.1 1,454.8 1,511.5 5,843.8 Organic Revenue Growth Rate (%) 4.7% 6.4% 6.4% 7.0% 6.1%

© SS&C Technologies, Inc. ADJUSTED ORGANIC GROWTH BY BUSINESS Business 2023 Revenue Base Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 GlobeOp1 $1.45 B 5.6% 7.4% 7.2% 8.0% 7.0% GIDS and related2 $1.38 B 0.8% 5.2% 4.9% 4.3% 3.8% Wealth and Investment Technologies3 $1.37 B 4.4% 6.0% 10.9% 6.8% 7.0% Intralinks $496 M 23.0% 16.1% 11.5% 6.8% 13.9% Intelligent Automaton & Analytics4 $526 M 4.8% 4.5% 2.9% 11.0% 5.8% Healthcare $283 M (8.1%) (4.6%) (13.2%) 8.7% (4.3%) 1Hedge Fund Admin, Private Markets Admin, Registered Services 2Includes Retirement and Distribution Solutions 3Includes Advent, Eze/Financial Markets, I&IM, ALPS Advisors, & other technology 4Includes Blue Prism, Regulatory Solutions, Algorithmics Financial Services recurring revenue growth was 7.4% for Q4 2024 and 7.2% for FY 2024

Adjusted consolidated EBITDA ($M) and EBITDA margin (%) 38.3% 38.8% 39.3%1 © SS&C Technologies, Inc. ADJUSTED REVENUE AND ADJUSTED CONSOLIDATED EBTIDA Adjusted revenue ($M) Note: See appendix for reconciliation of non-GAAP financial measures 1Midpoint of 2025 guidance

© SS&C Technologies, Inc. Quarterly retention rate is based on a rolling prior twelve months for all of SS&C. Acquisitions are not included in retention rate calculation until one year post-acquisition. REVENUE RETENTION RATES

© SS&C Technologies, Inc. ADJUSTED NET INCOME & ADJUSTED DILUTED EPS Adjusted net income attributable to SS&C ($M) Adjusted diluted EPS attributable to SS&C Note: See appendix for reconciliation of non-GAAP financial measures 1Midpoint of 2025 guidance

© SS&C Technologies, Inc. ALTERNATIVE ASSETS UNDER ADMINISTRATION ($B)

GUIDANCE © SS&C Technologies, Inc. Q1 2025 FY 2025 Adjusted Revenues ($M) $1,474.0 – $1,514.0 $6,085.0 – $6,245.0 Organic growth Midpoint (%) 4.0% 5.0% Interest Expense ($M)1 $104.0 – $106.0 $408.0 – $418.0 Adjusted Net Income attributable to SS&C ($M) $348.0 – $364.0 $1,431.0 – $1,531.0 Adjusted Diluted Earnings Per Share attributable to SS&C $1.37 – $1.43 $5.64 – $5.96 Cash from Operating Activities ($M) – $1,448.0 – $1,548.0 Capital Expenditures (% of revenue) – 4.1% – 4.5% Diluted Shares (M) 254.6 – 255.6 253.7 – 256.7 Effective Income Tax Rate (%) 23.0% – 25.0% 23.0% – 25.0% SS&C does not provide reconciliations of guidance for Adjusted Revenues and Adjusted Net Income to comparable GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. SS&C is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition transactions and integration, foreign exchange rate changes, as well as other non-cash and other adjustments as defined under the Company’s Credit agreement, that are difficult to predict in advance in order to include in a GAAP estimate. The unavailable information could have a significant impact on Q1 2025 and FY 2025 GAAP financial results. 1Interest expense is net of deferred financing cost amortization and original issue discount

APPENDIX

2023 ADJUSTED ORGANIC GROWTH BY BUSINESS © SS&C Technologies, Inc. Business 2022 Revenue Base Q1 2023 Q2 2023 Q3 2023 Q4 2023 FY 2023 GlobeOp1 $1.37 B 4.1% 4.5% 6.3% 6.6% 5.4% GIDS and related2 $1.32 B 4.4% 4.2% 4.8% 5.9% 4.8% Wealth and Investment Technologies3 $1.40 B (0.8%) (3.8%) (7.7%) (0.0%) (3.1%) Intralinks $446 M 3.2% 9.2% 11.6% 18.6% 10.7% Intelligent Automation & Analytics4 $449 M 0.4% 6.5% 6.9% 1.8% 4.3% Healthcare $302 M (8.2%) (0.8%) 0.3% (6.9%) (4.0%) 1Hedge Fund Admin, Private Markets Admin, Registered Services 2Includes Retirement and Distribution Solutions 3Includes Advent, Eze/Financial Markets, I&IM, ALPS Advisors, & other technology 4Includes Blue Prism, Regulatory Solutions, Algorithmics

Adjusted revenues represents revenues adjusted to include a) amounts that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition and b) amounts that would have been recognized if not for adjustments to deferred revenue and retained earnings related to the adoption of ASC 606. Adjusted revenues is presented because we use this measure to evaluate performance of our business against prior periods and believe it is a useful indicator of the underlying performance of our business. Adjusted revenues is not a recognized term under generally accepted accounting principles (“GAAP”). Adjusted revenues does not represent revenues, as that term is defined under GAAP, and should not be considered as an alternative to revenues as an indicator of our operating performance. Adjusted revenues as presented herein is not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted revenues to revenues, the GAAP measure we believe to be most directly comparable to adjusted revenues. Reconciliation of revenues to adjusted revenues The following is a breakdown of software-enabled services and license, maintenance and related revenues and adjusted software-enabled services and license, maintenance and related revenues.

Adjusted operating income represents operating income adjusted for amortization of intangible assets, stock-based compensation, purchase accounting adjustments for deferred revenue and related costs, ASC 606 adoption impact and other expenses. Adjusted operating income is presented because we use this measure to evaluate performance of our business and believe it is a useful indicator of our underlying performance. Adjusted operating income is not a recognized term under GAAP. Adjusted operating income does not represent operating income, as that term is defined under GAAP, and should not be considered as an alternative to operating income as an indicator of our operating performance. Adjusted operating income as presented herein is not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation between adjusted operating income and operating income, the GAAP measure we believe to be most directly comparable to adjusted operating income. Reconciliation of operating income to adjusted operating income Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted operating income attributable to noncontrolling interest represents adjusted operating income based on the ownership interest retained by the respective noncontrolling parties.

EBITDA represents net income before interest expense, income taxes, depreciation and amortization. Consolidated EBITDA, defined under our Credit Agreement entered into in April 2018, as amended, is used in calculating covenant compliance, and is EBITDA adjusted for certain items. Consolidated EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described below. Adjusted Consolidated EBITDA is calculated by subtracting acquired EBITDA (as defined below) from Consolidated EBITDA. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are presented because we use these measures to evaluate performance of our business and believe them to be useful indicators of an entity’s debt capacity and its ability to service debt. EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA are not recognized terms under GAAP and should not be considered in isolation or as alternatives to operating income, net income or cash flows from operating activities as indicators of our operating performance. These measures are not necessarily comparable to similarly titled measures by other companies. The following is a reconciliation of EBITDA, Consolidated EBITDA and Adjusted Consolidated EBITDA to net income. Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA

Acquired EBITDA reflects the EBITDA impact of significant businesses that were acquired during the period as if the acquisition occurred at the beginning of the period, as well as cost savings enacted in connection with acquisitions. Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisitions (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to increase or decrease rent expense by the amount that would have been recognized if lease obligations were not adjusted to fair value at the date of acquisitions. Investment gains includes unrealized fair value adjustments of investments and dividend income received on investments. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. On July 15, 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted Consolidated EBITDA attributable to noncontrolling interest represents adjusted Consolidated EBITDA based on the ownership interest retained by the respective noncontrolling parties. Reconciliation of net income to EBITDA, consolidated EBITDA and adjusted consolidated EBITDA

Adjusted net income and adjusted diluted earnings per share attributable to SS&C represent net income and earnings per share attributable to SS&C before amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments and other items. We consider adjusted net income and adjusted diluted earnings per share attributable to SS&C to be important to management and investors because they represent our operational performance exclusive of the effects of amortization of intangible assets and deferred financing costs, stock-based compensation, purchase accounting adjustments, loss on extinguishment of debt and other items, that are not operational in nature or comparable to those of our competitors. Adjusted net income and adjusted diluted earnings per share are not recognized terms under GAAP. Adjusted net income and adjusted diluted earnings per share do not represent net income or diluted earnings per share, as those terms are defined under GAAP, and should not be considered as alternatives to net income or diluted earnings per share as indicators of our operating performance. Adjusted net income and adjusted diluted earnings per share attributable to SS&C as presented herein are not necessarily comparable to similarly titled measures presented by other companies. Below is a reconciliation of adjusted net income and adjusted diluted earnings per share attributable to SS&C to net income and diluted earnings per share attributable to SS&C, the GAAP measures we believe to be most directly comparable to adjusted net income and adjusted diluted earnings per share. Reconciliation of net income to adjusted net income attributable to SS&C and diluted earnings per share to adjusted diluted earnings per share attributable to SS&C

Purchase accounting adjustments include (a) an adjustment to increase revenues by the amount that would have been recognized if deferred revenue were not adjusted to fair value at the date of acquisition, (b) an adjustment to increase personnel and commissions expense by the amount that would have been recognized if prepaid commissions and deferred personnel costs were not adjusted to fair value at the date of the acquisitions and (c) an adjustment to decrease depreciation expense by the amount that would not have been recognized if property, plant and equipment were not adjusted to fair value at the date of acquisition. Investment gains includes unrealized fair value adjustments of investments. In prior periods, investment gains also included dividend income received on investments. Prior period amounts have been revised for consistent presentation. Acquisition related includes costs related to both current acquisitions and the resolution of pre-acquisition matters for prior period acquisitions. Other includes additional expenses and income that are permitted to be excluded per the terms of our Credit Agreement from Consolidated EBITDA, a financial measure used in calculating our covenant compliance. For the twelve-month period ending December 31, 2024, we revised the effective tax rate used to adjust the provision for income taxes for the purpose of computing adjusted net income to 23.1%. The change in this effective tax rate is attributable to increased deductions related to equity awards, implementation of prudent tax planning strategies, and the mix of earnings in our business jurisdictions. As a result, an effective tax rate of 15.1% for the three months ended December 31, 2024 has been used to adjust the provision for income taxes for the purpose of computing adjusted net income. An effective tax rate of approximately 26% has been used to adjust the provision for income taxes for the purpose of computing adjusted net income for the three and twelve months ended December 31, 2023. In 2021, we entered into a joint venture named DomaniRx, LLC in which we are the majority interest holder and primary beneficiary. As such, we consolidate DomaniRx, LLC as a variable interest entity. Adjusted net income attributable to noncontrolling interest represents adjusted net income based on the ownership interest retained by the respective noncontrolling parties. Reconciliation of net income to adjusted net income and diluted earnings per share to adjusted diluted earnings per share

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